FIRST PHASE "PROOF OF CONCEPT TRIAL" IN EUROPE FOR TREATMENT OF DIABETIC ULCERS WITH 1.5ML SUBCUTANEOUS INJECTIONS OF THE BIOPHARMECEUTICAL SF-1019

PRE-TREATMENT WOUND - As Treatment Commenced on November 22, 2007:


R


R

A NEWLY FORMING ULCER was observed which subsequently completely disappeared - November 23, 2007:


R


R

WOUND AS OF - December 12, 2007:


R
12 12 07


R
12 12 07

WOUND AS OF - December 19, 2007:


L
19.12.07


L
19.12.07

WOUND AS OF - December 29, 2007:


29.12.07
R


29.12.07
R

WOUND AS OF - January 2, 2008:


R


R

WOUND AFTER FIVE TREATMENTS - January 9, 2008:


R


01.08

WOUND AS OF - February 8, 2008:


08.02
2008
R

